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Exhibit 10.39

                               AMENDMENT NO.1 TO

              AMENDED AND RESTATED COMMON STOCK PURCHASE AGREEMENT

     This AMENDMENT NO. 1 to AMENDED AND RESTATED COMMON STOCK PURCHASE AGREEMENT (the "Amendment") is dated as of January 31, 2003 by and between Columbia Laboratories, Inc., a Delaware corporation (the "Company") and Acqua Wellington North American Equities Fund, Ltd., a limited liability company organized under the laws of the Commonwealth of The Bahamas (the "Purchaser") and is an amendment to that certain Amended and Restated Common Stock Purchase Agreement effective as of February 6, 2001 (the "Agreement") by and between the Company and the Purchaser.

     The parties hereto agree as follows:

                                   Article I.
                            Definitions/Construction

          1.1 Definitions. Except as otherwise defined in this Amendment, all capitalized terms shall have the meaning ascribed to them in the Agreement.

          1.2 Scope of Amendment. To the extent necessary to give effect to the matters set forth in this Amendment, this Amendment shall serve to amend the Agreement and shall be considered part of the Agreement. Subject to the foregoing, the Agreement shall remain in full force and effect without modification.

          1.3 Counterparts. This Amendment may be executed in counterparts, all of which together shall constitute one and the same instrument.

                                  Article II.
                           Amendments to the Agreement

          2.1 Section 7.1 of the Agreement is hereby amended by deleting the section in its entirety and substituting in lieu thereof the following Section 7.1:

              "SECTION 7.1 Termination by Mutual Consent. The term of this Agreement shall expire on the earlier of (i) February 6, 2005, (ii) the date that all of the shares of Common Stock registered under the Registration Statement have been issued and sold or (iii) the date that the Purchaser has purchased in the aggregate $16,500,000 pursuant to all Draw Downs and Call Options granted and exercised (the "Investment Period"). This Agreement may be terminated at any time by mutual written consent of the parties."

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          2.2 Address For Notice. The address for communications to the Company, as contemplated by Section 9.4 of the Agreement shall be:

If to the Company:        Columbia Laboratories, Inc.
                          354 Eisenhower Parkway, Plaza 1, Second Floor
                          Livingston, NJ 07039
                          Tel. No.:  (973) 994-3999
                          Fax No.:   (973) 994-3001
                          Attention: General Counsel

With copies to:           Weil, Gotshal & Manges LLP
                          767 Fifth Avenue
                          New York, NY 10153
                          Tel. No.:  (212) 310-8000
                          Fax No.:   (212) 310-8007
                          Attention: Malcolm Landau, Esq.

      [Remainder of Page Intentionally Left Blank - Signature Page Follows]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officer as of the date first above written.

                                                COLUMBIA LABORATORIES, INC.


                                                By:      /S/ David L. Weinberg
                                                   -----------------------------
                                                    Name: David L. Weinberg
                                                    Title: Vice President

                                                ACQUA WELLINGTON NORTH
                                                AMERICAN EQUITIES FUND, LTD.


                                                By:        /S/ Deirdre M. McCoy
                                                   -----------------------------
                                                    Name: Deirdre M. McCoy
                                                    Title: Vice President